SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                November 13, 2002
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                        (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                         25-2413363
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(State of other jurisdiction    (Commission File Number)         (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania          19422-0764
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(Address of principal executive offices)                      (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events


     On November 13, 2002, Progress Financial Corporation announced the issuance of 10,000 shares of floating rate Trust Preferred Securities. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PROGRESS FINANCIAL CORPORATION




Dated:   November 13, 2002          By:      /s/ Michael B. High
                                    ------------------------------------------
                                             Michael B. High
                                             Chief Operating Officer and
                                             Chief Financial Officer

                                                             EXHIBIT INDEX




    Exhibit Number                        Description
    --------------                        -----------

      99(a) Press Release announcing issuance of 10,000 shares of floating rate Trust Preferred Securities.

                                  Exhibit 99(a)

             Press Release announcing 10,000 shares of floating rate
               Trust Preferred Securities issued November 13, 2002

                                                             Exhibit 99(a)

FOR IMMEDIATE RELEASE               Contact:
November 13, 2002                   Michael B. High, COO/CFO
                                    610-941-4804
                                    mhigh@progressbank.com

                Progress Financial Corporation Announces Offering of $10 Million of Floating Rate Trust Preferred Securities

     Blue Bell, PA, November 13, 2002 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), announced today the issuance of 10,000 shares of floating rate Trust Preferred Securities, $1,000 liquidation amount per security. The initial rate was 4.96% which will be adjusted quarterly to 3.35% over three month LIBOR.

     The Trust Preferred Securities represent undivided beneficial interests in Progress Capital Trust III, which was established by the Company for the purpose of issuing the Trust Preferred Securities. The Trust Preferred Securities are fully and unconditionally guaranteed by the Company. Net proceeds from the sale of the securities will be used for general corporate purposes, including but not limited to, capital to fund its growth, working capital and for repurchases of the Company's common stock under its existing stock repurchase program. All the securities have been sold and this release is for informational purposes only.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC."

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